UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 24, 2023
HyreCar Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38561	47-2480487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Wilshire Blvd, PMB 2196 Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 688-6769

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	HYRE	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry Into a Material Definitive Agreement.

The information set forth below under Item 1.03 of this Current Report on Form 8-K regarding the DIP Facility (as defined below) is incorporated herein by reference.

Item 1.03.	Bankruptcy or Receivership.

On February 24, 2023, HyreCar Inc. (the “Company”) filed a voluntary petition (the “Bankruptcy Filing”) for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The case is being administered under the caption “In re: HyreCar Inc.” The Company will continue to operate its businesses as a debtor-in-possession under the jurisdiction of the Bankruptcy Court in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Copies of the various documents filed with the Bankruptcy Court can be accessed online at https://www.donlinrecano.com/ Clients/hci/Index.

Non-Binding Term Sheet to Complete an Asset Purchase

Prior to the Bankruptcy Filing, on February 23, 2023, the Company entered into a term sheet with Holmes Motors Inc. (“Holmes”), which contemplates the purchase of substantially all of the Company’s assets by Holmes, as a stalking horse purchaser, under Section 363 of the Bankruptcy Code. The term sheet with Holmes contemplates that the sale shall be subject to higher and better bids. The Holmes term sheet is non-binding and provides no guarantee that a transaction will be completed. The terms of any potential transaction with Holmes, or any other strategic counterparty, are subject to a number of contingencies, including the negotiation and execution of definitive transaction agreements, the completion of a bidding process as provided for by the Bankruptcy Court, and final approval of the Bankruptcy Court. Consequently, there can be no assurance that the Company’s efforts to consummate a strategic transaction, including the proposed transaction with Holmes, will be successful. Furthermore, even if the Company were to complete a strategic transaction, the proceeds of any such transaction may be insufficient to allow the Company to pay its creditors in full. In any event, the Company does not anticipate that its stockholders will receive any return on their shares.

Debtor-in-Possession Financing

In connection with the Bankruptcy Filing, on February 24, 2023, the Company filed a motion (the “DIP Motion”) with the Bankruptcy Court, seeking, among other things, interim and final approval of a proposed superpriority secured debtor-in-possession credit facility (the “DIP Credit Facility”) by and between the Company and Holmes.
Under the DIP Credit Facility, Holmes has agreed to lend the Company an aggregate principal amount of $5.0 million at an annual interest rate of 6.0%. The proceeds of the Loan shall be used solely to pay working capital needs of the Company and pay professional fees and expenses arising in the Company’s Chapter 11 Case as set forth in and in accordance with the budget agreed to by Holmes and approved by an order of the Bankruptcy Court.

The loan will be made available to the Company in one interim and one final advance as follows:

•
Interim DIP Loan: a loan facility to be available, subject to certain terms and conditions set forth in the DIP Credit Facility, in aggregate principal amount not to exceed $3,100,000 (the “Interim DIP Loan”); and

•	Final DIP Loan: a loan facility in an aggregate principal amount of 5.0 million (inclusive of the Interim DIP Loan) (the “Final DIP Loan” and together with the Interim DIP Loan, the “DIP Loans”).

The maturity date of the DIP Loans as defined in the DIP Credit Facility is the earliest to occur of (i) the date that is seventy-one (71) days after the Interim Funding Date; (ii) the effective date of a Chapter 11 plan of the Company; (iii) the consummation of a Sale Transaction or other Disposition of the Acquired Assets of the Company under Section 363 of the Bankruptcy Code or otherwise; and (iv) the acceleration of the Loan, including, without limitation, as a result of the occurrence of an Event of Default.

The DIP Loans are subject to certain events of default, including failure to achieve certain specified bankruptcy related milestones, breach of the terms of the DIP Credit Facility, entry of an order by the Bankruptcy Court that does not provide for the payment in full in cash to Holmes of the DIP Loans, appointment of a Chapter 11 trustee with enlarged powers to operate the business, filing of a motion to dismiss or convert the case to Chapter 7 of the Bankruptcy Code , if the DIP order and the bidding order is revoked, remanded, vacated, reversed, rescinded, modified or amended, and other customary events of default. Upon an event of default, Holmes may declare all amounts outstanding under the DIP Loans immediately due and payable and seek other customary remedies subject to right of the Company to seek relief from the Bankruptcy Court. The Interim DIP Loan was approved by the Bankruptcy Court by an interim order entered on February 28, 2023.

The foregoing description of the DIP Credit Facility does not purport to be complete and is qualified in its entirety by reference to the final, executed DIP Credit Facility, as approved by the Bankruptcy Court.

Item 2.03.	Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Facility is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or “budgeted” or the negative of these words or other similar terms or expressions that concern the Company’s bankruptcy filing, and its ability to continue to operate the business as a debtor-in-possession. The Company’s forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects, among others. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Bankruptcy Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of distributions, if any, to the Company’s stakeholders. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by HyreCar Inc. dated February 27, 2003.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYRECAR INC.

Date: March 2, 2023	By:	/s/ Eduardo Iniguez
Eduardo Iniguez
Chief Executive Officer